UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 26, 2010

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On July 26, 2010, Marsh & McLennan Companies, Inc. (“MMC”) announced that Ian Lang, Lord Lang of Monkton, will succeed Stephen R. Hardis as Independent Chairman of the MMC Board of Directors when Mr. Hardis retires from the Board in May 2011.  Mr. Hardis will retire from the MMC Board next year in accordance with the mandatory retirement age provision contained in MMC’s corporate governance guidelines.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits

(d)           Exhibits

Exhibit 99.1         Press release issued by Marsh & McLennan Companies, Inc. on July 26, 2010.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNANCOMPANIES, INC.
By:	/s/ Luciana Fato
Name:	Luciana Fato
Title:	Deputy General Counsel &
Corporate Secretary

Date:       July 26, 2010

EXHIBIT INDEX

Exhibit No.          Exhibit

Exhibit 99.1         Press release issued by Marsh & McLennan Companies, Inc. on July 26, 2010.

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